UNITED STATES

SECURITIES AND EXCHANGE COMMISSION

WASHINGTON, D.C. 20549

FORM 8-K

CURRENT REPORT

Pursuant to Section 13 or 15(d)

of the Securities Exchange Act of 1934

Date of Report (Date of earliest event reported): September 25, 2024

Amerant Bancorp Inc.

(Exact name of Registrant as Specified in Its Charter)

Florida	001-38534	65-0032379
(State or Other Jurisdiction of Incorporation)	(Commission File Number)	(IRS Employer Identification No.)

220 Alhambra Circle
Coral Gables, Florida	33134
(Address of Principal Executive Offices)	(Zip Code)

Registrant’s Telephone Number, Including Area Code: (305) 460-8728

(Former Name or Former Address, if Changed Since Last Report)

Check the appropriate box below if the Form 8-K filing is intended to simultaneously satisfy the filing obligation of the registrant under any of the following provisions:

☐	Written communications pursuant to Rule 425 under the Securities Act (17 CFR 230.425)

☐	Soliciting material pursuant to Rule 14a-12 under the Exchange Act (17 CFR 240.14a-12)

☐	Pre-commencement communications pursuant to Rule 14d-2(b) under the Exchange Act (17 CFR 240.14d-2(b))

☐	Pre-commencement communications pursuant to Rule 13e-4(c) under the Exchange Act (17 CFR 240.13e-4(c))

Securities registered pursuant to Section 12(b) of the Act:

Title of each class	Trading Symbol(s)	Name of each exchange on which registered
Class A Common Stock	AMTB	New York Stock Exchange

Indicate by check mark whether the registrant is an emerging growth company as defined in Rule 405 of the Securities Act of 1933 (§ 230.405 of this chapter) or Rule 12b-2 of the Securities Exchange Act of 1934 (§ 240.12b-2 of this chapter).

Emerging growth company ☐

If an emerging growth company, indicate by check mark if the registrant has elected not to use the extended transition period for complying with any new or revised financial accounting standards provided pursuant to Section 13(a) of the Exchange Act. ☐

Item 1.01 Entry into a Material Definitive Agreement.

On September 26, 2024, Amerant Bancorp Inc. (the “Company”) entered into an underwriting agreement (the “Underwriting Agreement”) with Stephens Inc. and Piper Sandler & Co., as representatives of the Underwriters listed on Schedule A attached thereto (the “Underwriters”). Pursuant to the Underwriting Agreement, the Company agreed to sell 7,900,000 shares of the Company’s Class A Voting Common Stock, $0.10 par value per share (the “Common Stock”), to the Underwriters at a price of $19.00 per share, and granted the Underwriters the option to purchase up to an additional 784,210 shares of the Company’s Common Stock.

After deducting underwriting discounts and commissions and estimated offering expenses payable by the Company, the Company expects the net proceeds of the Offering to be approximately $141.6 million, or approximately $155.7 million if the Underwriters exercise in full their option to purchase additional shares of Common Stock.

The Company intends to use the net proceeds of the offering for general corporate purposes and to support its continued organic growth, which may include, among other things, working capital, investments in Amerant Bank, N.A., resolution of non-performing loans, and potential balance sheet optimization strategies. The offering is expected to close on or about September 27, 2024, subject to satisfaction of customary closing conditions.

The Underwriting Agreement contains customary representations, warranties, and covenants of the Company and also provides for customary indemnification by the Company in favor of the Underwriters against certain liabilities and customary contribution provisions in respect of those liabilities.

The offering and sale of the Common Stock was made pursuant to the Company’s effective Registration Statement on Form S-3 (Registration No. 333-272886) (the “Registration Statement”) filed by the Company with the U.S. Securities and Exchange Commission (the “Commission”) on June 23, 2024, including the base prospectus contained therein, and a related prospectus supplement dated September 26, 2024, filed by the Company with the Commission pursuant to Rule 424(b) under the Securities Act.

The foregoing description of the Underwriting Agreement is qualified in its entirety by reference to the Underwriting Agreement, a copy of which is attached hereto as Exhibit 1.1 and incorporated herein by reference. The validity of the shares offered in this public offering was passed upon for the Company by Squire Patton Boggs (US) LLP. The legal opinion and related consent are attached hereto as Exhibits 5.1 and 23.1, respectively.

Item 7.01 Regulation FD Disclosure.

On September 25, 2024, the Company issued a press release announcing the launch of its public offering described above in Item 1.01. On September 26, 2024, the Company issued a press release announcing the pricing of the public offering described above in Item 1.01. Copies of the press releases are attached as Exhibits 99.1 and 99.2 hereto and are incorporated herein by reference.

The information in this Current Report on Form 8-K, including in Exhibits 99.1 and 99.2, is being furnished pursuant to Item 7.01 of Form 8-K and shall not be deemed “filed” for purposes of Section 18 of the Securities Exchange Act of 1934, as amended (the “Exchange Act”), or otherwise subject to the liabilities of that section, nor shall it be deemed incorporated by reference into any other filing under the Securities Act of 1933, as amended, or the Exchange Act.

Cautionary Statement Regarding Forward-Looking Information

This Current Report, including exhibits hereto, contains “forward-looking statements” including statements with respect to the Company’s objectives, expectations and intentions and other statements that are not historical facts. All statements other than statements of historical fact are statements that could be forward-looking statements. Forward-looking statements include statements relating to the potential securities offering, which is opportunistic and subject to market conditions, and the use of proceeds from the offering, including any balance sheet optimization strategies and resolution of non-performing loans. You can identify these forward-looking statements through our use of words such as “may,” “balance sheet optimization efforts,” “will,” “anticipate,” “assume,” “should,” “indicate,” “would,” “believe,” “contemplate,” “expect,” “estimate,” “continue,” “point to,” “project,” “could,” “intend,” “anticipate,” and other similar words and expressions of the future.

Forward-looking statements involve risks, uncertainties and other factors, which may be beyond our control, and which may cause the Company’s actual results, performance, achievements, or financial condition to be materially different from future results, performance, achievements, or financial condition expressed or implied by such forward-looking statements. You should not rely on any forward-looking statements as predictions of future events. You should not expect us to update any forward-looking statements, except as required by law. All forward-looking statements attributable to us are expressly qualified in their entirety by this cautionary notice, together with those risks and uncertainties described in “Risk Factors” in the Company’s annual report on Form 10-K for the fiscal year ended December 31, 2023 filed on March 7, 2024, the Company’s quarterly reports on Form 10-Q (including our quarterly report on Form 10-Q filed on August 2, 2024), in the prospectus supplement and accompanying base prospectus relating to the offering, and in the Company’s other filings with the SEC, which are available at the SEC’s website www.sec.gov.

Item 9.01 Financial Statements and Exhibits.

(d) Exhibits

Exhibit No.	Description

1.1	Underwriting Agreement, dated as of September 26, 2024, by and among Amerant Bancorp Inc., and Stephens Inc. and Piper Sandler & Co., as representatives of the several underwriters listed in Schedule A thereto.

5.1	Opinion of Squire Patton Boggs (US) LLP.

23.1	Consent of Squire Patton Boggs (US) LLP (included in Exhibit 5.1).

99.1	Press Release announcing launch of the Offering, dated September 25, 2024.

99.2	Press Release announcing pricing of the Offering, dated September 26, 2024.

104	Cover Page Interactive Data File (embedded within the Inline XBRL document)

SIGNATURES

Pursuant to the requirements of the Securities Exchange Act of 1934, the registrant has duly caused this report to be signed on its behalf by the undersigned hereunto duly authorized.

AMERANT BANCORP INC.

Date: September 26, 2024	By:	/s/ Julio V. Pena
	Name:	Julio V. Pena
	Title:	Senior Vice President, Securities Counsel and Corporate Secretary